SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                        Date of report: OCTOBER 24, 2003
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)


                333-16031                                  86-0793960
           (Commission File No.)                        (I.R.S. Employer
                                                       Identification No.)


                          20000 HORIZON WAY, SUITE 120
                          MT. LAUREL, NEW JERSEY 08054
               (Address of principal executive offices; zip code)

                                 (856) 439-9950
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     (a)  Previous independent accountants

          (i) On October 24, 2003, the Registrant dismissed Ernst & Young LLP as its independent accountants.

          (ii) The report of Ernst & Young LLP for the Registrant's fiscal years ended December 31, 2002 and 2001, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, but was qualified due to a going concern uncertainty.

          (iii) On October 24, 2003, the Registrant's Board of Directors recommended and approved the decision to change independent accountants.

          (iv) In connection with its audits for the two most recent fiscal years ended December 31, 2002 and in the subsequent interim period through October 24, 2003, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to make reference thereto in their report on the financial statements for such year.

          (v) The Registrant has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is attached as Exhibit 16 hereto.

     (b)  New independent accountants

          (i) The Registrant engaged J.H. Cohn LLP as its new independent accountants as of October 24, 2003. During the Registrant's two most recent fiscal years and through October 24, 2003, the Registrant has not consulted with J.H. Cohn LLP concerning (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements or (2) any matter that was the subject of a disagreement or reportable event with the former auditor (as described in Regulation S-B Item 304(a)(1)(iv)).

     (c)  EXHIBITS.

          The Registrant hereby furnishes the following exhibit:

          EXHIBIT NUMBER            EXHIBIT TITLE

          16 Letter dated October 30, 2003 of Ernst & Young LLP, former accountant.









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

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                FRONT PORCH DIGITAL INC.


Date:  October 31, 2003                         By: /s/ MATTHEW RICHMAN
                                                --------------------------------
                                                    Matthew Richman
                                                    Chief Financial Officer








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

                                  EXHIBIT INDEX


        EXHIBIT NUMBER       EXHIBIT TITLE

        16 Letter dated October 30, 2003 Ernst & Young LLP, former accountant.







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